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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2003




                                  PEMSTAR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

          Minnesota                       0-31223               41-1771227
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(State or other jurisdiction     (Commission file number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)



             3535 Technology Drive N.W., Rochester, Minnesota 55901
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (507) 288-6720
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

(c) The following exhibit is being furnished herewith:

        99.1  Press Release, dated May 7, 2003, of Pemstar, Inc.

Item 9. Regulation FD Disclosure (also Item 12, Disclosure of Results of Operations and Financial Condition)

        The following information is being provided under Item 12, Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

        On May 7, 2003, Pemstar, Inc. issued a press release which included financial results of its fourth quarter and year ended March 31, 2003 and guidance on the Company's anticipated results of operations and financial condition for the fiscal quarter ended June 30, 2003. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 7, 2003                      PEMSTAR, INC.



                                 By:  /s/ Gregory S. Lea
                                    --------------------------------------------
                                    Gregory S. Lea, Executive Vice President and
                                        Chief Financial Officer

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                                  EXHIBIT INDEX

99.1     Press Release, dated May 7, 2003, of Pemstar, Inc.